Offerings - Offering: 1	May 26, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 115,477,416.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 15,947.43
Offering Note	Calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the net asset value of NB Private Markets Access Fund LLC as of April 30, 2026.